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                                                                   Exhibit 4.A.

NUMBER                          [LOGO]                                  SHARES


                                COLUMBIA INTERNATIONAL
                                   STOCK FUND, INC.
                  INCORPORATED UNDER THE LAWS OF THE STATE OF OREGON


This Certifies that


*SEE REVERSE FOR
CERTAIN DEFINITIONS


is the owner of
fully paid and non-assessable Shares of the Columbia International Stock Fund, Inc. transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



George L. Hanseth
SECRETARY



Columbia International Stock Fund, Inc.
CORPORATE
SEAL

OREGON


Dated:



J. Jerry Inskeep, Jr.
CHAIRMAN



COUNTERSIGNED:
BY TRANSFER AGENT

-----------------------------------------------------------------
Authorized Officer
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REQUIREMENTS:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
     THE SIGNATURE(S) MUST BE GUARANTEED BY A COMMERCIAL BANK OR BY A SECURITIES FIRM HAVING MEMBERSHIP ON A RECOGNIZED NATIONAL SECURITIES EXCHANGE, WHOSE SIGNATURE(S) IS KNOWN TO THE TRANSFER AGENT OF THE CORPORATION.


     For value received, __________________hereby sell, assign and transfer unto

________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________


_________________________________________________________________________ Shares


of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

     Dated, __________________________ 19____

            ____________________________________________________________
                                      Owner
            ____________________________________________________________
                           Signature of Co-Owner, if any

     IMPORTANT:  BEFORE SIGNING, READ AND COMPLY CAREFULLY
                 WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) GUARANTEED BY:______________________________________


     *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common          UNIF GIFT MIN ACT-_____Custodian- ____
                                                           (Cust)        (Minor)

TEN ENT  - as tenants by the entireties          under Uniform Gifts to Minors

JT TEN   - as joint tenants with right of
           survivorship and not as tenants
           in common                             Act________________
                                                         (State)

           Additional abbreviations may also be used though not in the above list.


________________________________________________________________________
                  THIS SPACE MUST NOT BE COVERED IN ANY WAY